EXHIBIT 99.1:

This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Name of Designated Filer: OCM FIE, LLC

Date of Event Requiring Statement:  April 26, 2011

Issuer Name and Ticker or Trading Symbol:  CHTR


                                    OCM FIE, LLC

                                    By: /s/ Richard Ting
                                        ----------------------------------------
                                    Name: Richard Ting
                                    Title:  Authorized Signatory

                                    By: /s/ Emily Alexander
                                        ----------------------------------------
                                    Name: Emily Alexander
                                    Title:  Authorized Signatory


                                    OAKTREE CAPITAL MANAGEMENT, L.P.

                                    By: /s/ Richard Ting
                                        ----------------------------------------
                                    Name: Richard Ting
                                    Title:  Managing Director and
                                            Associate General Counsel

                                    By: /s/ Emily Alexander
                                        ----------------------------------------
                                    Name: Emily Alexander
                                    Title:  Managing Director


                                    OAKTREE HOLDINGS, INC.

                                    By: /s/ Richard Ting
                                       -----------------------------------------
                                    Name: Richard Ting
                                    Title:  Managing Director, Associate General
                                            Counsel and Assistant Secretary

                                    By: /s/ Emily Alexander
                                       -----------------------------------------
                                    Name: Emily Alexander
                                    Title:  Managing Director


                                    OAKTREE CAPITAL GROUP, LLC

                                    By: /s/ Richard Ting
                                        ----------------------------------------
                                    Name: Richard Ting
                                    Title:  Managing Director, Associate General
                                            Counsel and Assistant Secretary


                                    By: /s/ Emily Alexander
                                        ----------------------------------------
                                    Name: Emily Alexander
                                    Title:  Managing Director


                                    OAKTREE CAPITAL GROUP HOLDINGS, L.P.

                                    By: Oaktree Capital Group Holdings GP, LLC
                                    Its: General Partner

                                    By: /s/ Richard Ting
                                        ----------------------------------------
                                    Name: Richard Ting
                                    Title:  Managing Director and
                                            Associate General Counsel


                                    By: /s/ Emily Alexander
                                        ----------------------------------------
                                    Name: Emily Alexander
                                    Title:  Managing Director


                                    OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                                    By: /s/ Richard Ting
                                        ----------------------------------------
                                    Name: Richard Ting
                                    Title:  Managing Director and
                                            Associate General Counsel


                                    By: /s/ Emily Alexander
                                        ----------------------------------------
                                    Name: Emily Alexander
                                    Title:  Managing Director